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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 21, 2002

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                 1-10218                          13-3489233
         (Commission File Number)      (IRS Employer Identification No.)

                      250 STEPHENSON, TROY, MICHIGAN 48083
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (248) 824-2500
          -------------------------------------------------------------
              (Registrant's telephone number, including area code):


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other events.

            Attached hereto as Exhibits 99.1 and 99.2 is supplemental guarantor financial information for the Trim Division of Textron Automotive Company ("TAC-Trim") as of and for the year ending December 30, 2000 and as of and for the nine months ending September 29, 2001, respectively. Attached hereto as
Exhibit 99.3 is a Report of Ernst & Young LLP, independent auditors with respect to TAC-Trim, incorporating the supplemental guarantor financial information for TAC-Trim as of and for the year ending December 30, 2000 into their report on the financial statements of TAC-Trim as of and for the year ending December 30, 2000. The financial statements of TAC-Trim, to which Ernst & Young LLP's report and the supplemental guarantor financial information relates, are included in Collins & Aikman Corporation's Form 8-K/A filed on January 14, 2002.


Item 7.  Exhibits.


            (c) Exhibits. The following exhibits are filed herewith:

        Exhibit No.      Description

           99.1 Supplemental guarantor financial information for TAC-Trim as of and for the year ending December 30, 2000

           99.2 Supplemental guarantor financial information for TAC-Trim as of and for the nine months ending September 29, 2001

           99.3          Report of Ernst & Young LLP

           99.4          Consent of Ernst & Young LLP

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       COLLINS & AIKMAN CORPORATION

                                       By: /s/ Ronald T. Lindsay
                                         -------------------------------------
                                         Name:   Ronald T. Lindsay
                                         Title:  Senior Vice President,
                                                 General Counsel and Secretary

May 21, 2002